Exhibit 99.2

Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to revenue, are intended to identify such forward- looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by international crisis, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming costs, availability, timeliness, and quality; technological developments by competitors; developmental costs, difficulties, and delays; relationships with clients and property owners; the availability of capital to finance growth, the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

Slide 2 Third Quarter Highlights Integrations Proceeding Ahead of Original Expectation On Command Acquisition 97% of Personnel Decisions Already Made Reductions to be Largely Implemented by End of Q1 2008 StayOnline Acquisition Now Moving to Fully Integrate IP Solutions Organization Bottom Line Results Within Expectations Adjusted Operating Cash Flow - $37.9 Million (mid-range guidance) Adjusted Net Loss - ($3.5) Million or ($.15) Per Share (exceed guidance) Adjusted Net Free Cash Flow - $11.1 Million (exceed guidance) Continuing to Grow and Diversify Revenue Total Revenue up 86% to $142.6 Million Diversified Revenue Growth from High-Speed Access, Advertising, and System Sales

(in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q2 '06 Q3 '06 Q2 '07 Q3 '07 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 63.8 258 71.6 266 65.9 68.1 74.1 275.8 71.9 76.5 134.9 142.6 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 3 Q3 Revenue Growth + 3.5% + 3.2% Pre-Acquisition LodgeNet Up 3.8% Digital Platform Installed in More Than 78% of Rooms + 86.4%

Q3 2007 Q3 2006 % Change Guest Pay Revenue $ 131.4 $ 73.9 77.9% Other Revenue* -High-Speed Equipment $ 3.2 $ 0.2 -Advertising 1.6 -- - Healthcare 1.0 0.6 - System Equipment 2.4 0.2 - Other 3.0 1.6 Total Other $ 11.2 $ 2.6 323.6% Total Revenue $ 142.6 $ 76.5 86.4% Q3 Revenue Growth (in thousands) Slide 4 * Revenue from Diversification Initiatives was $8.2 Million in Q3 of 2007

Q3 2007 Q3 2006 % Change LodgeNet $ 79.5 $ 76.5 3.8% On Command 58.4 60.7 -3.7% StayOnline $ 4.7 $ 3.4 38.8% Total Other Revenue $142.6 $ 140.6 1.4% Pro Forma Q3 Revenue Analysis (in thousands) Slide 5 Legacy LodgeNet business performing per past trends On Command platforms experiencing revenue issues StayOnline expanding Room Base by 30,000 Rooms

Q3 2007 Q3 2006 % chg Movie Revenue $ 17.43 $ 18.56 - 6.1% Other Interactive Services 6.27 5.99 4.7% Total Per Guest Pay Room $ 23.70 $ 24.55 - 3.5% Q3 Guest Pay Revenue Analysis Slide 6 Per room per month LNET ONCO Q3 2007 Q3 2007 $ Diff Movie Revenue $ 17.82 $ 16.95 $ 0.87 Other Interactive Services 7.02 5.32 1.70 Total Per Guest Pay Room $ 24.84 $ 22.27 $ 2.57 As Reported Platform Comparison

Slide 7 On Command Platform Revenue Enhancement Action Plan Movie Revenue: Increase to LodgeNet Level by Mid-2008 On Command Capable of LodgeNet Level or Better (Higher in '05 & '06) Content & Pricing: Align Across all Platforms Interactive Experience: Refresh On-Screen Look and Simplify Ordering System Operations: Full Technical and Operational Review FTG Revenue: Increase from Transition of Legacy Agreements Agreement Reached in September 2006 New Fee Structure Upon Upgrade to HD Systems

Q3 2007 Q3 2006 Direct Costs Change 53.2% 47.1% HSIA Related Costs1 2.7% Programming Related2 2.2% Other Direct Costs 1.2% 1 HSIA Direct Costs - 85.1% in Q3 '07 2 Primarily Related to On Command FTG Revenue Q3 Analysis of Operating Costs Slide 8 Q3 2007 Q2 2007 % chg Operating Costs $ 31.5 $ 31.5 Integration Expenses 2.5 0.3 Adjusted Operating Costs $ 29.0 $ 31.2 -2.4%

97% of Personnel Decisions Made Starting FTEs 475 Retained 285 Eliminated (190) LodgeNet Additions 50 Net Reduction (140) Implementation in Process - Largely Completed by End of Q1 '08 Net Savings of Approximately $12 Million/Year Target of $15 Million Annual Synergies Reconfirmed On Command Integration Progress Slide 9

(in millions) Q2 '05 Q2 '06 Q2 '07 Q3 '05 Q3 '06 Q3 '07 AOCF 24 23.7 36 24.8 24.9 37.9 Slide 10 Q3 Adjusted Operating Cash Flow + 0.6% 0.4% + 52.3%

Q3 2007 Consolidated Net Loss $ (11.4) Adjustments: - Restructuring & Integration Charges 4.8 - Amortization of Purchased Intangibles 3.1 Adjusted Net Loss $ (3.5) Adjusted Net Loss Guidance $ (6.0) - $(4.0) Per Share: Adjusted Net Loss Per Share $ (0.15) Adjusted Net Loss Guidance $(0.26) - $(0.17) Q3 Net Income Analysis Slide 11 (in thousands, except per-share)

Q3 '07 Cash from Operations $ 28.3 Plus: Restructuring & Integration Expenses 4.6 Less: Cash Used for Investing Activities* Renewal Investment (7.4) New Room Investment (6.3) Other Capital Investments (8.1) Adjusted Net Free Cash Flow $ 11.1 Slide 12 Q3 Cash Flow Analysis (in millions) * Excludes consideration paid for acquisition

2007 2007 Adjusted* Revenue $ 484.0 - $490.0 Adjusted Operating Cash Flow $ 128.5 - $131.5 Net Loss $ (63.0) - $(60.0) $ (20.0) - $(17.0) Net Loss Per Share $ (2.89) - $(2.75) $ (0.92) - $(0.78) Capital Investment $ 77.0 - $ 80.0 Free Cash Flow $ (17.0) - $(14.0) $ 18.0 - $ 21.0 AOCF Margin 26.5% - 26.8% Guidance (in millions except per share) * Adjusted guidance excludes amortization of purchased intangibles and other acquisition-related costs Slide 13

Value Driver: New & Diversified Lodging Revenue Revenue Growth: High Definition Television High-Speed Internet Access Advertising Opportunities Professional Services Slide 14

30% Higher Revenue @ +$34 HD Basic Cable - More Channels - Higher Percentage of Hotels HD Video On-Demand - Increased Guest Interest Professional Services - Program Consultation - Project Management Installation Services Extended Service Plans HDTV Video East 64 1850 Rooms (in thousands) The New LodgeNet Opportunities High Definition Television 64 1,850 Slide 15

Sell More to Hotels Help Desk Services - Recurring Revenue - $3 to $4 per room/month Equipment Sales - Hotel Purchased - 10% to 20% Margin Technical Service - Hourly - Maintenance Agreements Q3 Revenue = $6.1 Million - Equipment Sales = $3.2 Million - Help Desk = $2.9 Million HSIA Video East 216 1850 The New LodgeNet Opportunities Rooms (in thousands) Internet Connectivity 216 1,850 Slide 16

Three Platforms - Satellite (The Hotel Network) - Server (MPI Initiative) - High Speed Internet Outstanding Demographic - Income, Profession Out of Home Increasing - Twice the Percentage Growth of Traditional Advertising Integrated Strategy Underway - Now Total Ownership of Platforms - 2008 Plan: Positive AOCF THN MPI Video East 350 400 1850 The New LodgeNet Opportunities Advertising 1,850 400 350 Slide 17 Rooms (in thousands)

Healthcare Progress Slide 18 Q4 2007 - Four New Installations Scheduled Year End 2007: 20 Total Facilities FY Revenue of $4 to $5 Million Q3 2007 - Two New Installations Children's Hospital of Pittsburgh Edwards Hospital - Naperville, IL

(c) 2007 LodgeNet Entertainment Corporation. All rights reserved. Slide 19

Reconciliation of Operating Income to Adjusted Operating Cash Flow Slide 20

Reconciliation of Net Loss to Adjusted Net Loss Slide 21

Reconciliation of Adjusted Free Cash Flow Slide 22